                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

          ------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                        Date of Report: November 29, 2004
                        ---------------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                  333-115244-01              23-2811925
           --------                  -------------              ----------
        (State or Other               (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)         Identification Number)

                                 200 Witmer Road
                                 ---------------
                           Horsham, Pennsylvania 19044
                           ---------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------
                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 7 are not included because they are not applicable.

Item 8.01.        Other Events
------------------------------

Filing of Computational Materials

         In connection with the proposed offering of the GMAC Commercial
Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2004-C3
Class A-1, Class A-1A, Class A-2, Class A-3, Class-A-4, Class A-AB, Class A-5,
Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class
J, Class K, Class L, Class M, Class N, Class O, Class P, Class X-1, Class X-2,
Class R-I, Class R-II and Class R-III (the "Certificates"; the Class A-1, Class
A-1A, Class A-2, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class
X-2, Class A-J, Class B, Class C, and Class D Certificates being the "Publicly
Offered Certificates"), the Registrant has been advised by Morgan Stanley & Co.
Incorporated, Deutsche Bank Securities Inc., GMAC Commercial Holding Capital
Corp. and Goldman, Sachs & Co. as underwriters (collectively, the
"Underwriters"), that, in connection with the sale of the Publicly Offered
Certificates, the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the size of the potential offering, the size of the offering (e.g. the number of classes, seniority, interest rate) and miscellaneous similar items (the "Computational Materials")
with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-115244 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The
Computational Materials are being filed as an exhibit to this report.

         The Computational Materials attached hereto have been provided by the
Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered
Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                                      -2-

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1     Computational Materials prepared by the Underwriters in
             connection with the sale of the Publicly Offered Certificates of the Registrant.

    99.2     Computational Materials prepared by the Underwriters in
             connection with the sale of the Publicly Offered Certificates of the Registrant.

                                      -3-

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          GMAC COMMERCIAL MORTGAGE
                          SECURITIES, INC., Registrant

                          By:  /s/David Lazarus
                               ---------------------------------
                               Name:  David Lazarus
                               Title: Vice President

Date:    December 16, 2004

EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1     Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.

99.2     Computational Materials prepared by the Underwriters in connection with the sale of the Publicly Offered Certificates of the Registrant.